================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  APRIL 4, 2005
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


             DELAWARE               000-22023              77-0156161
(State or other jurisdiction of    (Commission          (I.R.S. employer
 incorporation or organization)     File No.)        identification number)



                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 4, 2005, Macrovision Corporation (the "Company") announced the appointment of Mr. Loren E. Hillberg as Executive Vice President and General Counsel effective April 4, 2005. In this position, Mr. Hillberg will also serve as the Secretary of the Company.

     The Company entered into an employment agreement with Mr. Hillberg on February 8, 2005, a copy of which is attached to this report as Exhibit 10.1. Under the employment agreement, Mr. Hillberg is employed on an "at will" basis, is entitled to an initial annual base salary of $260,000, and is eligible to participate in the Company's Executive Incentive Plan with a cash bonus target equal to a specified percentage of his base salary. Macrovision also will grant Mr. Hillberg, on his first day of employment with the Company, options to purchase 150,000 shares of Company common stock, vesting over three years in accordance with the terms and conditions of the Company's 2000 Equity Incentive Plan.

     On April 4, 2005, the Company entered into an Executive Severance and Arbitration Agreement (the "Agreement") with Mr. Hillberg. The Agreement is substantially similar to agreements entered into between the Company and certain of its other executive officers. A copy of the Agreement is attached to this report as Exhibit 10.2. Under the terms of the Agreement, in the event of a change of control of the Company, Mr. Hillberg will be entitled to receive minimum severance payments in the form of six months of salary continuation calculated on base salary (excluding bonus) upon termination of employment for any reason other than cause. In such event, the unvested options of Mr. Hillberg will immediately vest if he is terminated or constructively terminated within 90 days prior to the change of control, or twelve months following the change of control.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (c) On April 4, 2005, the Company announced the appointment of Mr. Loren Hillberg as Executive Vice President and General Counsel. A copy of the press release announcing Mr. Hillberg's appointment is attached as Exhibit 99.1 to this report. The material terms and conditions of Mr. Hillberg's employment with the Company are described under Item 1.01 above, which description is incorporated by reference into this Item 5.02(c).

     Mr. Hillberg, age 46, has served as Senior Vice President and General Counsel of Macromedia, Inc., a provider of web publishing products and solutions, since May 1998. Prior to joining Macromedia, from December 1989 to May 1998, Mr. Hillberg served as Vice President and General Counsel of MicroFocus Group, Plc, a UK-based provider of enterprise software tools. Mr. Hillberg holds a B.A. in Economics from Stanford University and a J.D. from University of California, Hastings College of Law. Mr. Hillberg is a member of the California State bar.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is furnished with this report on Form 8-K:

        EXHIBIT
        NUMBER                              DESCRIPTION
        ----------   -----------------------------------------------------------
        10.1         Offer letter to Loren Hillberg dated February 8, 2005
        10.2         Executive Severance and Arbitration Agreement with
                     Loren Hillberg dated April 4, 2005
        99.1         Press release announcing appointment of Loren Hillberg

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MACROVISION CORPORATION
                                                (Registrant)




Date:  April 4, 2005                    By:     /s/ George M. Monk
                                                --------------------------------
                                                George M. Monk
                                                Acting Chief Financial Officer